Exhibit 99.1

Occidental to Acquire Anadarko

Creates a $100+ Billion Global Energy Leader with 1.3 Million Boe/d of Production to
Drive Significant Value and Returns for Occidental and Anadarko Shareholders

Expected to Be Accretive to Cash Flow and Free Cash Flow Year-One, and Deliver $3.5 Billion
of Free Cash Flow Improvement through $2.0 Billion of Annual Cost Synergies and $1.5 Billion
of Annual Capital Reductions

HOUSTON, May 9, 2019 -- Occidental Petroleum Corporation (“Occidental” or “the Company”) (NYSE: OXY) today entered into a definitive agreement whereby Occidental will acquire Anadarko Petroleum Corporation (“Anadarko”) (NYSE: APC) for $59.00 in cash and 0.2934 shares of Occidental common stock per share of Anadarko common stock, in a transaction valued at $57 billion, including the assumption of Anadarko’s debt.

“This exciting transaction will create a global energy leader with a world-class portfolio, proven operational capabilities and industry leading free cash flow metrics,” said Vicki Hollub, President and Chief Executive Officer of Occidental. “This transaction further establishes Occidental as a premier operator in prolific global oil and gas regions with the ability to deliver production growth of 5% through investment in projects with industry-leading returns. With greater scale, an unwavering focus on driving profitable growth, and our commitment to growing our dividend, we are creating a unique platform to drive meaningful shareholder value.”

The transaction provides compelling strategic and financial rationale for all stakeholders as it:
●	Applies Occidental’s proven operational and technical excellence to Anadarko’s portfolio;
●	Enhances Permian leadership position of Occidental and bolsters portfolio with additional free cash flow generating assets;
●	Creates a global energy leader with enhanced scale and expertise to lead energy into a low carbon future;
●	Provides expected accretion year one, generating even stronger financial returns; and
●	Presents opportunities for high impact synergies and capital spending efficiency.

Total S.A. Transaction

As announced on May 5, 2019, Occidental has entered into a binding agreement to sell Anadarko’s Algeria, Ghana, Mozambique and South Africa assets to Total S.A. (“Total”) (NYSE: TOT) for $8.8 billion. The sale is contingent upon Occidental completing its acquisition of Anadarko, and would be expected to close simultaneously or as soon as reasonably practicable afterwards.

Financing

Occidental expects to fund the cash portion of the consideration through a combination of cash from its balance sheet and fully committed debt and equity financing, including proceeds from the previously announced $10 billion equity investment by Berkshire Hathaway, Inc. The transaction is not subject to a financing condition.

Occidental is confident in its ability to realize the full potential of the transaction while maintaining a strong balance sheet, investment grade credit rating and its current dividend. Occidental expects to reduce debt over the next 24 months through free cash flow growth, realizing identified synergies and executing a planned portfolio optimization strategy with $10-15 billion of divestitures over the next 12-24 months; $8.8 billion of which has already been agreed through the transaction with Total.

Integration

Glenn Vangolen, Occidental’s Senior Vice President of Business Support, will lead an integration team that will include representatives from both Occidental and Anadarko.

Approvals and Timing

Occidental’s acquisition of Anadarko has been unanimously approved by the Boards of both companies, and the Anadarko Board of Directors unanimously recommends that Anadarko shareholders approve the transaction with Occidental.

The transaction is expected to close in the second half of 2019 and is subject to customary closing conditions, including approval from Anadarko’s shareholders and the receipt of regulatory approvals.

Advisors

Bank of America Merrill Lynch and Citi are acting as Occidental’s financial advisors. Cravath, Swaine & Moore LLP is serving as legal counsel.

About Occidental

Occidental is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment purchases, markets, gathers, processes, transports and stores hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at oxy.com.

Forward Looking Statements

Any statements in this press release about Occidental’s expectations, beliefs, plans or forecasts, including statements regarding the proposed transaction between Occidental and Anadarko or the proposed sale of Anadarko’s assets in Algeria, Ghana, Mozambique and South Africa to Total S.A., benefits and synergies of the proposed transactions and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are typically identified by words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual results may differ from anticipated results, sometimes materially, and reported or expected results should not be considered an indication of future performance. Factors that could cause actual results to differ include, but are not limited to: Occidental’s ability to consummate the proposed transaction with Anadarko or the proposed transaction with Total; the conditions to the completion of the proposed transactions, including the receipt of Anadarko stockholder approval for the proposed transaction between Occidental and Anadarko; that the regulatory approvals required for the proposed transactions may not be obtained on the terms expected or on the anticipated schedule or at all; Occidental’s ability to finance the proposed transaction with Anadarko, including completion of any contemplated equity investment; Occidental’s indebtedness, including the substantial indebtedness Occidental expects to incur in connection with the proposed transaction with Anadarko and the need to generate sufficient cash flows to service and repay such debt; Occidental’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction contemplated by the binding agreement with Total or the proposed transaction with Anadarko; the possibility that Occidental may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Anadarko’s operations with those of Occidental; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of Anadarko may be difficult; that Anadarko and Occidental are subject to intense competition and increased competition is expected in the future; general economic conditions that are less favorable than expected. Additional risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Occidental’s other filings with the U.S. Securities and Exchange Commission (“SEC”). Additional risks that may affect Anadarko’s results of operations appear in Part I, Item 1A “Risk Factors” of Anadarko’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Anadarko’s other filings with the SEC.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this press release and, unless legally required, Occidental does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Occidental will file with the SEC a registration statement on Form S-4 containing a preliminary prospectus of Occidental that also constitutes a preliminary proxy statement of Anadarko. After the registration statement is declared effective, Anadarko will mail a definitive proxy statement/prospectus to stockholders of Anadarko. This press release is not a substitute for the proxy statement/prospectus or registration statement or other document Occidental and/or Anadarko may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, REGISTRATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OCCIDENTAL, ANADARKO AND THE PROPOSED TRANSACTION. Any definitive proxy statement/prospectus (when available) will be mailed to stockholders of Anadarko. Investors and security holders will be able to obtain copies of these documents (when available) and other documents filed with the SEC by Occidental and Anadarko free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Occidental and Anadarko (when available) will also be available free of charge by accessing their websites at www.oxy.com and www.anadarko.com, respectively.

Participants

This press release is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Occidental, Anadarko and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Occidental’s executive officers and directors is available in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 21, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 28, 2019. To the extent holdings of Occidental securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about Anadarko’s executive officers and directors is available in Anadarko’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 14, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 29, 2019. To the extent holdings of Anadarko securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants will be included in the registration statement, proxy statement/prospectus and other relevant documents filed with the SEC when they become available. These documents will be available free of charge from the sources indicated above.

Contacts

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Jeff Alvarez
713-215-7864
jeff_alvarez@oxy.com

Dan Burch
MacKenzie Partners, Inc.
212-929-5748
dburch@mackenziepartners.com